UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report

(Date of earliest event reported):

July 8, 2004

WORLD OMNI AUTO RECEIVABLES LLC

(Exact name of registrant and grantor of the Trust as specified in its charter)

WORLD OMNI AUTO RECEIVABLES TRUST 2004–A

(Issuer with respect to the Securities)

Delaware

(State or other Jurisdiction of Incorporation)

333-100621

(Commission File Number)

52-2184798

(Registrant’s I.R.S. Employer Identification No.)

World Omni Auto Receivables LLC

190 Jim Moran Blvd.

Deerfield Beach, FL 33442

(Address of principal executive offices of registrant, including Zip Code)

Registrant’s telephone number, including area code: (954) 429-2200

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a—12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On July 8, 2004, World Omni Auto Receivables LLC, a Delaware limited liability company (the “Registrant”), entered into an amended and restated trust agreement (the “Trust Agreement”), a copy of which is filed as an exhibit hereto, with Chase Manhattan Bank USA, National Association, relating to World Omni Auto Receivables Trust 2004-A (the “Trust”), a Delaware statutory trust created on June 18, 2004. On July 8, 2004, the Trust, the Registrant, as seller, World Omni Financial Corp., as servicer (the “Servicer”) and The Bank of New York entered into a Sale and Servicing Agreement (the “Sale and Servicing Agreement”), a copy of which is filed as an exhibit hereto, pursuant to which motor vehicle retail installment sale contracts and related property were transferred to the Trust. On July 8, 2004, the Trust sold Auto Receivables Backed Notes, Series 2004-A, Class A-1, Class A-2, Class A-3, Class A-4 and Class B (the “Notes”), having an aggregate original principal amount of $840,000,000. The Notes were issued pursuant to an Indenture (the “Indenture”), dated as of July 8, 2004, between the Trust and The Bank of New York, as indenture trustee, a copy of which is filed as an exhibit hereto. The Notes were sold to Banc of America Securities LLC, Wachovia Capital Markets, LLC, Barclays Capital Inc., Credit Suisse First Boston LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as underwriters, pursuant to an Underwriting Agreement, dated as of June 24, 2004, (the “Underwriting Agreement”), by and among the Registrant, the Servicer, and Banc of America Securities LLC, and Wachovia Capital Markets, LLC, as representatives of the underwriters, a copy of which is filed as an exhibit hereto.

Interest on the Notes will be distributed on each Payment Date (as defined in the Indenture). Monthly distributions in reduction of the principal amount of the Notes will be allocated to the Notes in accordance with the priorities set forth in the Indenture.

Item 9.01.	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 24, 2004.

Exhibit 4.1	Sale and Servicing Agreement, dated as of July 8, 2004.

Exhibit 4.2	Indenture, dated as of July 8, 2004.

Exhibit 4.3	Trust Agreement, dated as of July 8, 2004.

Exhibit 99.1	Receivables Purchase Agreement, dated as of July 8, 2004.

Exhibit 99.2	Administration Agreement, dated as of July 8, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORLD OMNI AUTO RECEIVABLES LLC (Registrant)

Dated: October 1, 2004	By:	/s/ ALAN KIRSCHENBAUM
	Name:	Alan Kirschenbaum
	Its:	Assistant Treasurer

INDEX OF EXHIBITS

Exhibit No.	Description

Exhibit 1.1	Underwriting Agreement, dated as of June 24, 2004.

Exhibit 4.1	Sale and Servicing Agreement, dated as of July 8, 2004.

Exhibit 4.2	Indenture, dated as of July 8, 2004.

Exhibit 4.3	Trust Agreement, dated as of July 8, 2004.

Exhibit 99.1	Receivables Purchase Agreement, dated as of July 8, 2004.

Exhibit 99.2	Administration Agreement, dated as of July 8, 2004.

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